UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2018

EVOFEM BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
12400 High Bluff Drive, Suite 600, San Diego, CA 92130
(Address of principal executive offices, with zip code)
(858) 550-1900
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2018 Annual Meeting of Stockholders of Evofem Biosciences, Inc. (the “Company”) held on May 8, 2018 at 8:00 a.m. Pacific Daylight Time at the San Diego Marriott Del Mar, 11966 El Camino Real, San Diego, California 92130 (the “Annual Meeting”), the Company's stockholders, upon the recommendation of the Company's Board of Directors, approved the Company’s Amended and Restated 2014 Equity Incentive Plan (the “Amended and Restated Equity Incentive Plan”), which included an increase in the shares reserved thereunder from 749,305 shares to 5,300,000 shares.
A summary of the Amended and Restated Equity Incentive Plan was included in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 21, 2018 (the “2018 Proxy Statement”) under the section entitled “Approval of the Company’s Amended and Restated 2014 Equity Incentive Plan” and is incorporated herein by reference. The summary of the Amended and Restated Equity Incentive Plan contained in the 2018 Proxy Statement is qualified in its entirety by reference to the full text of the Amended and Restated Equity Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Of the Company’s 17,763,340 shares of common stock issued and outstanding and eligible to vote as of the record date of March 12, 2018, a quorum of 15,615,380 shares, or 88% of the eligible shares, was present in person or represented by proxy. Each of the matters set forth below is described in detail in the 2018 Proxy Statement. The following actions were taken at the Annual Meeting:
Proposal 1
Election of the following nominees as Class I directors of the Company, each to serve until the 2021 Annual Meeting and until his or her successor is duly elected and qualified.

	Votes For	Votes Withheld/Abstained	Broker Non-Vote
Kim P. Kamdar, Ph.D.	15,073,770	10,057	531,553
Colin Rutherford	15,079,177	4,650	531,553
Proposal 2
Approval of the Amended and Restated Equity Incentive Plan, which includes an increase in the shares reserved thereunder from 749,305 shares to 5,300,000 shares.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
15,047,133	35,260	1,434	531,553
Proposal 3
Ratification of the selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2018.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
15,585,782	20,346	9,252	0
To the extent required by Item 5.07 of Form 8-K, the disclosures in Item 5.02 are hereby incorporated by reference.

Item 9.01.	Exhibits.

(d) Exhibit

Exhibit No.	Description
10.1	Evofem Biosciences, Inc. Amended and Restated 2014 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Date: May 8, 2018	By:	/s/ Justin J. File
Justin J. File Chief Financial Officer